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                                                                EXHIBIT 10.37

                                PROMISSORY NOTE


Principal    Loan Date    Maturity    Loan No       Call      Collateral     Account     Officer
$150,000.00  12-23-1996   12-23-2001  133802164                                            RS

BORROWER:    BRANDON DIAGNOSTIC CENTER, LTD.                   LENDER:             SOUTH HILLSBOROUGH COMMUNITY BANK
             747 W. BRANDON BLVD.                                                  MAIN OFFICE
             BRANDON,   FL    33571                                                6542 US HWY. 41 N
                                                                                   PO BOX 3830
                                                                                   APOLLO BEACH, FL 33572

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PRINCIPAL AMOUNT:  $150,000.00 DATE OF NOTE:   DECEMBER 23, 1996

PROMISE TO PAY. BRANDON DIAGNOSTIC CENTER LTD. ("BORROWER") PROMISES TO PAY TO SOUTH HILLSBOROUGH COMMUNITY BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($150,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM DECEMBER 23, 1996, UNTIL PAID IN FULL.

PAYMENT.  BORROWER WILL  PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT
      SCHEDULE:
      6 CONSECUTIVE MONTHLY INTEREST PAYMENTS, BEGINNING JANUARY 23, 1997, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 9.500% PER ANNUM; AND 54 CONSECUTIVE MONTHLY PRINCIPAL AND INTEREST PAYMENTS OF $3,424.52 EACH, BEGINNING JULY 23, 1997, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 9.500% PER ANNUM. BORROWER'S FINAL PAYMENT OF $ 3,424.52 WILL BE DUE ONDECEMBER 23, 2001. THIS ESTIMATED FINAL PAYMENT IS BASED ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE EXACTLY AS SCHEDULED; THE ACTUAL FINAL PAYMENT WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID, TOGETHER WITH ANY OTHER UNPAID AMOUNTS UNDER THIS NOTE.

Interest on this Note is computed on a, 30/360 simple interest basis; that is, with the exception of odd days in. the first is calculated by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days is calculated on the basis of the actual days to the next full month and a 360-day year. Borrower will pay Lender at Lender's address shown above or at such other place as
Lender  may designate in writing.   Unless otherwise agreed or required or
required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OR $10.00. Other than Borrower's obligation to pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, receive Borrower or Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payments when due. (b) Borrower breads any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement make or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time make or furnished. (e) Any partner dies or any of the partners or Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors. or any proceeding is commenced either by Borrower or against Borrower under any

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bankruptcy or insolvency laws.  (f) Any creditor tries to take any of
Borrower's property on or in which Lender has a lien or security interest.
This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any general partner of Borrower or any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance of this Note, and all accrued unpaid interest immediately due, without notice. and then Borrower will pay that amount. Upon default, including failure to pay upon maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note is Borrower does not pay. Borrower will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF HILLSBOROUGH COUNTY, THE STATE OF FLORIDA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY BY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

RIGHT OF SETOFF.    Borrower grants to Lender a contractual possessory
security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Leader, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

GARNISHMENT. Borrower consents to the issuance of a continuing writ of garnishment or attachment against Borrower's disposable eanings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in Part, any money judgment entered in favor of Lender.

COLLATERAL. This Note is secured by a Security agreement for Medical Equipment, from Brandon Diagnostic Center Ltd. to South Hillsborough Community Bank dated December 23, 1996.

GENERAL PROVISIONS. If any Part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, change, collect, take, reserve or recieve (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment or acceleration) cause Lender to charge or coIlect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under the Note, without losing them. Borrower and any other person who signs, guaranteens or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be release from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party, partner, or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modificaiton is made.





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12-23-1996                      PROMISSORY NOTE
LOAN NO 133802164                  (CONTINUED)

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
BRANDON DIAGNOSTIC CENTER LTD.


BY:                       /S/ CURTIS L. ALLISTON
   -------------------------------------------------------------
     ALPHA ASSOCIATES, INC., GENERAL PARTNER, CURTIS L. ALLISTON